SEI TAX EXEMPT TRUST

Pennsylvania Tax Free Fund

Supplement Dated September 9, 2005 to the
Class A, B & C Shares Prospectus Dated December 31, 2004

Liquidation of the Pennsylvania Tax Free Fund

At a meeting of the Board of Trustees held on August 2, 2005, the Board of Trustees approved the closing and liquidation of the Pennsylvania Tax Free Fund (the "Fund"), a portfolio of the SEI Tax Exempt Trust. Accordingly, effective on or about November 4, 2005, the Fund will cease operations and initiate the orderly liquidation and distribution of the Fund's portfolio. Effective immediately, the Fund is closed to new investors and additional purchases by existing shareholders.

In anticipation of this liquidation, it is expected that, until such time as the Fund is liquidated, all or substantially all of the Fund's assets will be invested in repurchase agreements or other similar money market securities with shorter-term maturities than the money market securities in which the Fund currently invests. As a result, the Fund's yield may decrease from its current level. In addition, during this time, the Fund may invest all or a portion of its assets in securities that generate income that is subject to Federal or Pennsylvania state income taxes, which may prevent the Fund from achieving its investment objective during this time.

SEI Investments Management Corporation will make alternative investments available to the current shareholders of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE